Exhibit 21

            NationsBank Corporation and Its Subsidiaries at 01/31/98 (100% Owned by NationsBank Corporation Unless Otherwise Noted)

Atlantic Equity Corporation
     GLM Investments, Inc. (1)
Blue Ridge Investments, L.L.C. (2)
     Sweet River Investments, Ltd. (3)
Carolina Mountain Holding Company
CSF Holdings, Inc.
     Citizens Travel, Inc. (4)
     Citizens Financial Services, Inc. (4)
          Equitable Service Corporation (5)
          Transtex Management Company (5)
Export Funding Corporation
MAR, Inc.
MN World Trade Corporation
MNC Affiliates Group, Inc.
     MNC American Corporation (6)
     MNC Credit Corp (6)
          A/M Properties, Inc. (7)
          American Financial Service Group, Inc. (LEASEFIRST) (7) Maryland National Realty Investors, Inc. (7)
          Maryland National Leasing Services Corporation (7)
          MNC Capital Corporation (7)
NationsCredit Corporation
     NationsCredit Commercial Corporation (8)
          ALS II, Inc. (9)
          ALS Superior, Inc. (9)
          BJCC, Inc. (9)
          JCCA, Inc. (9)
                BIRMSON, L.L.C. (10)
          Cape Canterbury, Ltd. (9)
          Chepstow Holding Corporation (9)
                Chepstow Real Estate Investment Trust (11)
          LDI Corporation (10)
          MOIL Corporation (9)
          NationsCredit Distribution Finance, Inc. (9)
               Ariens Credit Corporation (12)
               Gravely Credit Corporation (12)
               Korg Acceptance Corporation (12)
               Mercury Marine Acceptance Corporation (12)
               NationsCredit Commercial Corporation Ltd. (12) NationsCredit Marine Funding Corporation (12) NationsCredit Securitization Corporation (12) NIMAC Finance Corp. (12)
               Sea Ray Credit Corporation (12)
               Winnebago Acceptance Corporation (12)

          SBMB Corporation (9)
          TJN Corporation (9)
          USW SIS I, Inc. (9)
          USW SIS II, Inc. (9)
     NationsCredit Consumer Corporation (8)
          NationsCredit Acceptance Corporation (13)
          NationsCredit Consumer Discount Company (13)
          NationsCredit Consumer Services, Inc. (13)
          NationsCredit Finance Group Inc. (13)
          NationsCredit Financial Acceptance Corporation (13) NationsCredit Financial Services Corporation (13) NationsCredit Financial Services Corporation of Alabama (13) NationsCredit Financial Services Corporation of America (13)
          NationsCredit Financial Services Corporation of Florida (13)
               NationsCredit Mortgage Corporation of Florida (14)
          NationsCredit Financial Services Corporation of Nevada (13)
          NationsCredit Financial Services Corporation of Virginia (13) NationsCredit Home Equity ABS Corporation (13)
          NationsCredit Home Equity Corporation of Kentucky (13) NationsCredit Home Equity Corporation of Virginia (13) NationsCredit Home Equity Services Corporation (13)
               Canterbury Indiana Holdings, Inc. (15)
          NationsCredit Insurance Agency, Inc. (13)
          NationsCredit Insurance Corporation (13)
          NationsCredit Manufactured Housing Corporation (13) NationsCredit Management Corporation (8)
NationsBanc Business Credit, Inc.
NationsBanc Capital Markets International Limited
NationsBanc-CRT Services, Inc.
NationsBanc Montgomery Securities LLC (16)
NationsBanc Mortgage Capital Corporation
     NationsBanc Asset Securities, Inc. (17)
     NationsCommercial Corp. (17)
     NationsLink Funding Corporation (17)
     Tryon Mortgage Funding, Inc. (17)
NationsBanc Pacific Corporation
NationsBank, N.A. (Glynn County)
     First Shelter Service Corporation (18)
NB Capital Trust I
NB Capital Trust II
NB Capital Trust III
NB Capital Trust IV
NB Holdings Corporation
     Bank IV Community Development Corporation (19)
     Bank IV Affordable Housing Corporation (19)
     Fourth Investment Advisors, Inc. (19)
     IV CB&T Tulsa Holdings Inc. (19)
     Barnett Bank, N.A. (19)
          Barnett Annuities Corporation (20)

          Barnett Bank Premises Company - Brickell (20)
          Barnett Bank Premises Company - Oakland Park (20)
          Barnett Bank Premises Company - Service Center (20)
          Barnett Bank Premises Company - Tamarac (20)
          Barnett Bank Premises Company - Weston (20)
          Barnett Business Finance Corp. (20)
          Barnett Capital Advisors, Inc. (20)
          Barnett Dealer Financial Services, Inc. (20)
               Barnett Auto Receivables Corp. (21)
               Barnett Dealer Financial Services Corporation-Alabama (22)
               BTRAC Leasing Corporation (22)
               Sagebrush Holdings, Inc. (22)
          Barnett Insurance Services, Inc. (20)
          Barnett Investments, Inc. (20)
          Barnett Leasing Company (20)
          Barnett Lending Services, Inc. (20)
          Barnett Merchant Services Corporation (20)
          Barnett Mortgage Company (20)
               EquiCredit Corporation of New York (23)
               Siesta Holdings, Inc. (23)
          Barnett Real Estate Management, Inc. (20)
          BBNA Technology Holdings, Inc. (20)
          FEES, Inc. (20)
          Lee County Holdings Company (20)
          Oxford Resources Corp. (20)
               Centrex Capital Corp. (24)
                    Centrex Capital Automobile Assets, Inc. (25)
                    Centrex Capital Automobile Assets (Number Two), Inc. (25) Centrex Capital Automobile Assets (Number Three), Inc. (25) Centrex Capital Automobile Assets (Number Four), Inc. (25) Centrex Capital Corp. of Alabama (25)
                    Centrex Capital Corp. of Arizona (25)
                    Centrex Capital Corp. of California (25)
                    Centrex Capital Corp. of Colorado (25)
                    Centrex Capital Corp. of Connecticut (25)
                    Centrex Capital Corp. of Delaware (25)
                    Centrex Capital Corp. of D.C. (25)
                    Centrex Capital Corp. of Florida (25)
                    Centrex Capital Corp. of Georgia (25)
                    Centrex Capital Corp. of Illinois (25)
                    Centrex Capital Corp. of Indiana (25)
                    Centrex Capital Corp. of Maryland (25)
                    Centrex Capital Corp. of MA (25)
                    Centrex Capital Corp. of Michigan (25)
                    Centrex Capital Corp. of MO (25)
                    Centrex Capital Corp. of New Jersey (25)
                    Centrex Capital Corp. of New York (25)
                    Centrex Capital Corp. of N.Carolina (25)
                    Centrex Capital Corp. of Ohio (25)

                    Centrex Capital Corp. of PA (25)
                    Centrex Capital Corp. of Rhode Island 25
                    Centrex Capital Corp. of S.Carolina (25)
                    Centrex Capital Corp. of Tennessee (25)
                    Centrex Capital Corp. of Texas (25)
                    Centrex Capital Corp. of Vermont (25)
                    Centrex Capital Corp. of Virginia (25)
                    Centrex Capital Corp. of West Virginia (25)
                    Centrex Capital Corp. of Wisconsin (25)
                    CCC Capital Corp. of Maine (25)
                    CCC Capital Corp. of N.H. (25)
               Centrex Resources Corp. (24)
               Electronic Vehicle Remarketing, Inc. (26)
               Linden Tree Development Corp. (24)
                    Lyndhurst Properties Corp. (27)
               Oxford Management Services Corp. (24)
               Trexar Financial Corp. (24)
                    Trexar Corp. of New York (28)
               USA Auto Mall, Inc. (24)
                    Price Auto Outlet of California, Inc. (29)
                    USA Auto Mall of Florida (29)
                    USA Auto Mall of New Jersey (29)
                    USA Auto Mall of New York, Inc. (29)
          Statewide Administrative Services, Inc. (20)
          Suncoast Advertising Company, Inc. (20)
     Boatmen's Texas, Inc. (19)
          Boatmen's First National Bank of Amarillo (30)
          Southwest Bank of Texas (31)
     Community Bank of the Islands (19)
     Founders Bancorporation, Inc. (19)
     NationsBank, N.A. (19)
          American Security (Louisiana) Ltd. (32)
          Ashburn A Corp. (32)
          Atico Financial Corporation dba Cavalier Properties (32) Atico Investment Management (32)
          Baltic M Corp.(32)
          Bank IV Securities Inc. (32)
          Bank Marketing Systems, Inc. (32)
          Bank South Home Equity, Inc. (32)
          BBI   Merchant Processing Company, LLC (33)
               Boatmen's Merchant Processing Company, LLC (34)
          BNB Auto, Inc. (32)
          Boatmen's Capital Management, Inc. (32)
          Boatmen's Foreign Investment Corporation (32)
               Savannah International Sales, Inc. (35)
               Tyler International Sales, Inc. (35)
          Carolina Pacific, Inc. (32)
          CC Plaza M Corp. (32)
          CFB Holding Corporation (32)

          Chase Eagle, Inc. (32)
          Chase Federal Housing Corporation (32)
          ChaseFed Insurance Co. (32)
          Chase I, Inc. (32)
          Chase/Scarborough Group, Inc. (32)
          Chesapeake M Corp. (32)
          Citizens Advisory Group, Inc. (32)
          Citizens Financial Securities Corporation (32)
          Citizens Real Estate, Inc. (32)
          Community Reinvestment Group, L.C. (36)
          Consolidated Asset Management Company (32)
          Courtcom M Corp.(32)
          CSI Holdings, Inc. (32)
          Devon A Corp.(32)
          Down Under Finance Corporation (32)
          Dulaney Valley Corporation (32)
          Education Financing Services, LLC (37)
          Elwin Company, Inc. (32)
          EXHO Properties, Inc. (32)
          Federal Properties I, Inc. (32)
          Financial Automation, Inc. (32)
          Finance Investment Company (32)
          First Development Corporation (32)
          First Financial Real Estate Development, Inc. (32)
          First Land Sales, Inc. (32) Co
          First Revitalization Corp. (32)
          Forty-Six Twenty-Five Lindell Corp. (32)
          Fountain Square Corporation of Maryland (32)
          Gatwick, Inc. (32)
               Mayfair Partners (38)
                    Green Park, Inc. (40)
                         Regent Street, Inc. (39)
                    Piccadilly, Inc. (40)
                         High Street, Inc. (41)
                         New Broad Street, Inc. (41)
          Guardian Property, Inc. (32)
          Harbilan Corporation (32)
          Harper Farm M Corp. (32)
          HICO Park M Corp. (32)
          M & M Realty, Inc. (32)
          Madison Park A Corp. (32)
          Main Place Holdings Corporation (32)
               Main Place Real Estate Investment Trust (42)
          Mar A Lowe Corp. (32) Activities
          Marco Properties, Inc. (32)
               Greenburgh Marco, Inc. (43)
               Reprise, Inc. (43)
          Maryland National Community Development Corporation (32)
               Greensides Elderly Limited Partnership (44)

               The Maryland National/Enterprise Equity Fund
                 Limited Partnership (44)
               Montgomery Homes Limited Partnership II (45)
               Montgomery Homes Limited Partnership III (44) Montgomery Homes Limited Partnership IV (44) Neighborhood Rental Limited Partnership II (46)
               The Newington Limited Partnership (46)
               Rosedale Terrace Limited Partnership (46)
               St. Wenceslaus Limited Partnership (46)
          Maryland Nationalease Corporation (32)
          Maywell Mark Corp. (32)
          Melwood M Corp. (32)
          Metropo M Corp. (32)
          Metropolitan Commercial Properties Corporation I (32) Metropolitan Commercial Properties Corporation VIII (32) Metropolitan Commercial Properties Corporation X (32) Midwest Realty & Management, Inc. (32)
          MNC Consumer Discount Company (32)
          MNC Investment Bank, Ltd. (32)
          Motift, Inc. (32)
          Multi-State Properties, Inc. (32)
          MYM Holdings Corporation (32)
          NationsBanc Advisors, Inc. (32)
          NationsBanc Auto Funding Corporation (32)
          NationsBanc Charlotte Center, Inc. (32)
          NationsBanc Commercial Corporation (32)
          NationsBanc Dealer Leasing, Inc. (32)
          NationsBanc Equity Mortgage Corporation (32)
          NationsBanc Financial Products, Inc. (32)
          NationsBanc Insurance Services, Inc. (32)
          NationsBanc Investments, Inc. (32)
               NBII Agency, Inc. (47)
               NBII Agency, LLC (47)
          NationsBanc Lease Investments, Inc.(32)
          NationsBanc Leasing Corporation (32)
          NationsBanc Mortgage Corporation (48)
          NationsBanc SBIC Corporation (32)
          NationsBanc Venture Corporation (32)
          NationsBank Carolinas Merchant Services, Inc. (32)
               NationsBank Merchant Services (49)
                    Unified Merchant Services (50)
          NationsBank CLO Funding Corp. (32)
               NationsBank CLO Corporation (51)
          NationsBank de Mexico, S.A. (52)
          NationsBank Europe Limited (32)
               Carolina Leasing Ltd. (53)
               Nations Financial Futures Limited (53)
               Nations Investment Management Limited (53)
                    Commonwealth Securities Limited (54)
               Nations Investments Limited (53)

               Nations Securities Services Ltd. (53)
               NationsBank (Export Finance) Ltd. (53)
          NationsBank Florida Merchant Services, Inc. (32)
               NationsBank Merchant Services (49)
                    Unified Merchant Services (50)
          NationsBank International (32)
          NationsBank Overseas Corporation (32)
               AF Funding (1993), Inc. (55)
                    Kill Devil Hills Finance Limited Partnership (56)
                         Air France/NationsBank (Grantor Trust) (57)
                              Wrightbrothers Ltd. (58)
               AF Funding II (1993), Inc. (55)
                    Kill Devil Hills II Limited Partnership (59)
                         Air France/KDHF II (NGHGI)(Grantor Trust) (60)
                              Florita Finance Ltd. (61)
               Binfield Ltd. (55)
               Carolina Investments Limited (55)
               Cathay Pacific/NationsBank Trust 1 (Grantor Trust) (55)
                    Wanda Finance Ltd. (62)
               Clenston Ltd. (55)
               Diamond Shoals Finance Ltd. (55)
               Friary Leasing Limited (55)
               Hatteras Finance Ltd. (55)
                    Heathrow, Inc. (63)
               InterFirst Leasing Ltd. (London) (64)
               Island Funding, Ltd. (55)
               Japan Airlines/NCNB 1993-1 (Grantor Trust) (55)
                    First in Flight Finance Ltd. (65)
               Nations-CRT Asia, Inc. (55)
               Nations-CRT Hong Kong, Limited (55)
               Nations-CRT Japan, Inc. (55)
               Nations-CRT U.K. & Co. (55)
               NationsBank International Trust (Jersey) Limited (66) NCNB Lease Atlantic, Inc. (55)
                    NCNB Lease Finance III (67)
                         Blue Ridge Finance Ltd. (68)
               NCNB Lease Finance (55)
                    Wingtip Finance Limited (69)
               NCNB Lease Finance IV (55)
                    Sandhills Finance Ltd. (70)
               NCNB Lease Finance V (55)
                    Piedmont Finance Ltd. (71)
               NationsBanc Lease Finance VI (55)
                    Kitty Hawk Finance Ltd. (72)
               NCNB Lease International, Inc. (55)
                    Barnesbury, Ltd. (73)
               NCNB Lease Offshore, Inc. (55)
                    NCNB Lease Finance II (74)
                         Outerbanks Finance Ltd. (75)

               NCNB Overseas Services, Inc. (55)
               Phaestos FSC, Inc. (76)
               Republic Dallas Ltd. (U.K.) (77)
               TransPacific Funding (1993), Inc. (55)
                    TransPacific Finance Limited Partnership (78)
                         ANA II (Grantor Trust) (79)
                              Fontana Finance Ltd. (80)
               Uwharrie Finance Ltd. (55)
          Nations-CRT Options, Inc. (32)
          NB Partner Corp. (32)
               Gartmore Global Partners (81)
          NB Technology Partner, Inc. (32)
          NCNB Community Development Corporation (82)
          OA Management, Inc. (32)
          The Ocmulgee Corporation (32)
          Palisades A Corp. (32)
          Pan American Mortgage Corp. (32)
          Pratt Management Company (32)
          Quality A Corp. (32)
          Quatro I, Inc. (32)
          Ritchie Court M Corporation (32)
          Rive Gauche A Corp. (32)
          Rockwell Resources, Inc. (32)
          Rooms-Springfield, Inc. (32)
          SCRC Carrolltowne, Inc. (32)
          SCRC Process Service Corp. (32)
          Seabrook Operations, Inc. (32)
          Seaview of Seabrook, Inc. (32)
          Securitization Funding Corporation (32)
          Service-Wright Corporation (32)
          Seventeenth Commerce Properties Corporation (32)
          SOP M Corp.(32)
          South Charles Realty Corp (32)
          South Point Shopping Center, Inc. (32)
          Spotted Horse Holdings, Inc. (32)
          St. Louis Investment Properties, Inc. (32)
          Sully A Corp. (32)
          Sunset Hill Corporation (32)
          Sweitzer M Corp. (32)
          Sykesville M Corp. (32)
          Townsite Plaza Development, Inc. (32)
          TradeStreet Investment Associates, Inc. (32)
          U.N. Service Corporation (32)
          The Union Modern Mortgage Corporation (32)
          Vernon M Corp. (32)
          WAC One, Inc. (32)
          Washington View, Inc. (32)
               Washington View (H) Corporation (83)
               Washington View (NH) Corporation (83)

          Wellington Land Co., Inc. (32)
          Wickliffe A Corp. (32)
          Woods M Corp. (32)
          Worthen Mortgage Company (32)
          200 Service Corp. (32)
          NationsBank of Delaware, N.A. (19)
     NationsBank of Kentucky, N.A. (19)
     NationsBank of Tennessee, N.A. (19)
          Commerce Place Company (84)
          Boatmen's Financial Services, Inc. (84)
          200 Madison Avenue Realty Corp. (84)
          Tennessee Nationalease Corporation (84)
     NationsBank Texas Bancorporation, Inc. (19)
          NationsBank of Texas, N.A. (85)
               APL, Inc. (86)
               Austin National Realty Corporation (86)
               Beechnut Holdings, Inc. (86)
               Capitol Information Networks, Inc. (86)
               Charter Colonial Securities, Inc. (86)
               Charter-Houston Securities, Inc. (86)
               DPC, Inc. (86)
               NationsBanc Capital Corporation (86)
               NationsBanc Energy Group Denver, Inc. (86)
               NationsBanc Mortgage Corporation (48)
               NationsBanc Services, Inc. (86)
               NationsBank CLO Funding Corp. of Texas (86)
                    NationsBank CLO Corporation (51)
               Republic National Corporation (86)
               Texas Nationalease Corporation (86)
          RepublicBank Insurance Agency, Inc. (85)
     Superior Federal Bank, FSB (19)
          SFS Corporation (87)
               Premier Management (88)
               Southwest Protective Life Insurance Company (88)
               Superior Financial Services of Oklahoma (88)
     Arch Reinsurance Company, Ltd. (19)
     Atlantic Credit Corporation (19)
     Bancshares Properties, Inc. (19)
     Barnett Aircraft Leasing, Inc. (19)
     Barnett Capital Trust I (19)
     Barnett Capital Trust II (19)
     Barnett Capital Trust III (19)
     Barnett Community Development Corporation (19)
     Barnett Southside Land, Inc. (19)
     Boatmen's Community Development Corporation (19)
     Boatmen's Insurance Agency, Inc. (19)
     Boatmen's Life Insurance Company (19)
     Boatmen's Trust Company (19)
          Boatmen's Trust Company, an Oklahoma Trust Company (89)

          River City Capital Management, Inc. (89)
          Tower Commercial Realty, Inc. (89)
          Tower Holdings, L.P. (90)
          Union Realty and Securities Company (89)
     Boatmen's Trust Company of Arkansas (19)
     Cash Flow, Inc. (19)
     CreditQuick, Inc. (19)
     CreditQuick Finance Company (19)
     C&S Premises, Inc. (19)
          C&S Premises-SPE, Inc. (91)
     Employee Relocation Consultants, Inc. (19)
     EquiCredit Corporation (19)
          EquiCredit Corporation of America (92)
               California/EquiCredit Corporation (93)
                    UniTrusco Corporation (94)
               EquiCredit Corporation/ALA & MISS (93)
               EquiCredit Corporation of AR (93)
               EquiCredit Corporation of AZ (93)
               EquiCreditCorporation of CO (93)
               EquiCredit Corporation of CT (93)
               EquiCredit Corporation of DC (93)
               EquiCredit Corporation of DE (93)
               EquiCredit Corporation of FL (93)
               EquiCredit Corporation of GA (93)
               EquiCredit Corporation of IA (93)
               EquiCredit Corporation of ID (93)
               EquiCredit Corporation of Illinois (93)
               EquiCredit Corporation of IN (93)
               EquiCredit Corporation of KY (93)
               EquiCredit Corporation of LA (93)
               EquiCredit Corporation of MA (93)
               EquiCredit Corporation of ME (93)
               EquiCredit Corporation of MD (93)
               EquiCredit Corporation of MI (93)
               EquiCredit Corporation of MN (93)
               EquiCredit Corporation of MO (93)
               EquiCredit Corporation of NC (93)
               EquiCredit Corporation of NE (93)
               EquiCredit Corporation of NJ (93)
               EquiCredit Corporation of NM (93)
               EquiCredit Corporation of NV (93)
               EquiCredit Corporation of Ohio (93)
               EquiCredit Corporation of OK (93)
               EquiCredit Corporation of OR (93)
               EquiCredit Corporation of PA (93)
               EquiCredit Corporation of SC (93)
               EquiCredit Corporation of TN (93)
               EquiCredit Corporation of TX (93)
               EquiCredit Corporation of UT (93)

               EquiCredit Corporation of VA (93)
               EquiCredit Corporation of VT (93)
               EquiCredit Corporation of WA (93)
               EquiCredit Corporation of WI (93)
               EquiCredit Corporation of WV (93)
               EquiCredit Mortgage Loan Company (93)
               Equity/Protect Reinsurance Company (93)
               EQCC Asset Backed Corporation (93)
               EQCC Receivables Corporation (93)
               EQCC of TN, Inc. (93)
               EQCC Trans Receivable Corporation (93)
               OS Securities Corporation (93)
               Rhode Island/EquiCredit Corporation (93)
     First Florida Bank OREO Holding Company (19)
     First Mortgage Corporation (19)
     FKF, Inc. (19)
     Green Peak Insurance Company (19)
     NationsBanc Insurance Agency, Inc. (19)
     NationsBanc Insurance Company, Inc. (19)
     NationsBanc Insurance Inc. (19)
     NationsBanc Investment Corporation (19)
     NationsBanc Leasing & Finance Corporation (19)
     NationsBanc Leasing & R.E. Corporation (19)
          McCormick Realty Limited Partnership (95)
     NationsBanc Mortgage Corporation of Georgia (19)
     NationsBanc Retirement Management, Inc. (19)
     NationsBank Trust Company of New York (19)
     NB Insurance Services, Inc. (19)
     Second Land Sales, Inc. (19)
     Sovran Capital Management Corporation (19)
     Suburban Service Corporation (19)
     Sunwest Texas, Inc. (19)
          Sunwest Bank of El Paso (96)
     Three Commercial Place Associates (97)
     Worthen Community Development Corporation (19)
     Worthen Development Corporation (19)
          National Credit Corporation (98)
     Worthen Financial Corporation (19)
          Boatmen's National Bank of Austin (99)
NationsBank Community Development Corporation (100)
     Atlanta Affordable Housing Fund Limited Partnership (101)
     Biscayne Apartments, Inc. (102)
     Capital Crossing Development Corporation (102)
     The Charlotte Affordable Housing LLC (103)
     Carlton Court CDC, Inc. (102)
     Courtyards Apartments, Inc. (102)
     Coventry Village Apartments, Inc. (102)
     Eban Incorporated (102)
          Tabono Partnership II, Ltd. (104)

               Eban Village II, Ltd. (105)
          Tabono Joint Venture (106)
               Eban Village I, Ltd. (107)
     Historic District Redevelopment Partnership (108)
     Kenilworth Industrial Park Limited Liability Company (109)
     Leon Avenue Redevelopment Company  (110)
     Meharry-Batavia Heights Development, LLC (111)
     Misty Waters Apartments, Inc. (102)
     NationsBank CDC Special Holding Company, Inc. (102)
     Oak Park at Nations Ford LLC (103)
     The Park at Hillside, LLC (111)
     The Park at Lakewood L.L.C. dba Campbellton Glen Apartments LLC (113) Queen City Partnership (102)
     Sherwood Terrace Apartments, Inc. (102)
     Southern Oaks Condominium Partners, Ltd. (112)
     Stanton Road LLC (113)
     T-Oaks Apartments, Inc. (102)
     Terry Street Redevelopment Limited Liability Company (114)
     University Park Shopping Center, LLC (115)
Nations Argentina, S.A. (116)
NationsBank do Brasil Ltda (116)
     Santa Isabela Limitada (117)
NationsBank Housing Fund Investment Corporation (118)
     Nations Housing Fund Limited Partnership (119)
           Florida City Apartments, Ltd. (120)
           Owen Brown II Limited Partnership (121)
           Bellevieu Manchester Limited Partnership (121)
           Hillcrest House Partnership, Ltd. (122)
           Oliver Plaza Limited Partnership (123)
           Broadway Court Limited Partnership (121)
           Walnut Woods Limited Partnership (121)
           Roanoke at HOME Limited Partnership (121)
           Broadway Apartments Limited Partnership (121)
           San Antonio Master Limited Partnership (124)
               Vera Cruz Redevelopment Partnership, LTD. (125)
           Greensboro Elderly Affordable Housing I Limited Partnership (121) Historic East Side Neighborhood Housing L.P. (121)
           Timber Ridge of Immokalee Limited Partnership (121)
           Park City, Ltd. (120)
           King Street Apartments, II, L.P. (121)
           S.C. Model I Limited Partnership (121)
           Columbia Hill Partners, L.P. (121)
           Columbia Mill, I, L.P. (121)
           The Arbors, Limited Partnership (126)
           Cranberry Equities Limited Partnership (121)
           ODC Crossing, Limited Partnership (121)
           Highlandtown Cooperative Limited Partnership (127)
           VOA Eastern Avenue Limited Partnership (121)
           Mt. Pleasant Ventures Limited Partnership (121)

           Sherwood Park Limited Partnership (121)
           Etowah, L.P. (128)
           Dominion Pines Partners L.P. (121)
           Cheshire Chase Limited Partnership (121)
           Delowe Place, L.P. (121)
           Westwood Manor Development, L.P. (121)
           Elkridge Apartments Limited Partnership (129)
           Columbia Plaza I, L.P. (121)
           Ripley Station Limited Partnership (121)
           BHP/Johnston Square Limited Partnership (130)
           SPAR S.H.A.R.E. II, Ltd. (128)
           North Carolina Equity Fund (131)
               Riverview Townes Limited Partnership (132)
               Sedgebrook Limited Partnership (132)
               Willow Pond Limited Partnership (132)
               St. Andrew's Homes Limited Partnership (133)
               Carmel Ridge Limited Partnership (132)
               Bridgewood Square Limited Partnership (132)
               Hycienda Heights Limited Partnership (132)
     Nations Housing Fund II Limited Partnership (119)
          Eban Village I, Ltd. (107)
          Pine Knoll Limited Partnership  (134)
NationsBridge, L.L.C.(116)
NCNB Corporate Services, Inc.
NCNB Properties, Inc.
South Charles Investment Corporation
     Tidewater Partners Limited Partnership (135)
     SCI Holdings Corporation (136)
SunStar Acceptance Corporation
     DCRS Corporation (137)
     SunStar Acceptance Corporation (Hawaii) (137)
TIM, Inc.
TriStar Communications, Inc.
     Montgomery Sports, Inc. (138)
Tryon Assurance Company, Ltd.

---------------------------------

The following companies are 50% or less owned by NationsBank Corporation or one of its subsidiaries.

     ABB Funding Partners, L.P., Stamford, CT - NationsCredit Commercial Corporation owns a 14.27% nonvoting interest in this entity.

     Barnett-First Data Alliance, Jacksonville, FL - Barnett Merchant Services Corporation owns 50% of this entity.

     Carlton Court Limited Partnership, Dallas, TX - NationsBank Community Development Corporation ("NBCDC") and Carlton Court CDC, Inc. own 49% and 1%, respectively, of this entity.

     Carver State Bank, Savannah, GA - NationsBank Corporation owns preferred nonvoting securities representing 20.63% of the total equity of this entity.

     Charlotte Transit Center, Inc., Charlotte, NC - NationsBank CDC Special Holding Company, Inc. has 50% control as one of the two members of this non-profit corporation.

     Church Street Crossing Associates, L.P., Washington, DC - NBCDC owns 50% of this entity.

     Citizens Savings Bank & Trust Co., Nashville, TN - NationsBank Corporation owns preferred voting shares representing 5.271% of the total equity of this entity.

     Collmain Customer Services Ltd., London - NationsBank Europe Limited owns 22.5% of this entity.

     Collmain Services Ltd., London - Carolina Investments Limited holds a 20% minority interest in this company.

     Columbia Community Investment Limited Partnership, Charlotte, NC - NBCDC has a 20% interest in this entity.

     Commonwealth National Bank, Mobile, AL - NationsBank Corporation owns nonvoting securities representing 47% of this entity, however, does not exercise any form of control over it.

     CSC  Associates,   L.P.,  Marietta,  GA  -  C&S  Premises,   Inc.  and  C&S
     Premises-SPE, Inc. own 49% and 1%, respectively, of this entity.

     Danville Community Development Corporation, Danville, VA - NBCDC owns 22% of this inactive entity.

     Factoraje Bancomer, S.A., Mexico - NationsBank Overseas Corporation owns 10% of this entity.

     First Housing Development Corporation of Florida, Tampa, FL - NationsBank, N.A. (South) owns 12.07% of this entity.

     Foremost  Factors  Limited,   New  Delhi,  India  -  NationsBank   Overseas
     Corporation owns 35% of this entity.

     Homeside Holdings, Inc., Jacksonville, FL - Siesta Holdings, Inc. owns 33% of this entity.

     HONOR Technologies, Inc., Maitland, FL - NationsBank Corporation and NB Holdings Corporation own 18.26% and 11.627%, respectively, of this entity.

     Integrion Financial Network, LLC, Atlanta, GA - Each of NB Technology Partners, Inc. and BBNA Technology Holdings, Inc. owns 5.88% of this entity.

     Kenilworth-Burroughs Limited Partnership, Washington, DC - Kenilworth Industrial Park Limited Liability Company is General Partner with a .01% general partnership interest and a 25.99% limited partnership interest.

     Maryland Housing Equity Fund Limited Partnership, Columbia, MD - Maryland National Community Development Corporation owns 13.12% of this limited partnership.

     MECA Software, L.L.C., Fairfield, CT - MYM Holdings Corporation owns 16.67% of this entity.

     MS Spitfire LLC, San Francisco, CA - NationsBanc Montgomery Securities LLC is managing member with a 1% capital interest and may be deemed to have control. The remaining 99% is owned by employees of the managing member. Spitfire Capital Partners LP, San Francisco, CA - MS Spitfire LLC is general partner and contributes one-third of the capital of this entity. The limited partners are unrelated third parties.

     Nubia Redevelopment Partnership, Dallas, TX - NBCDC owns 50% of this entity.

     Roanoke Community Development Corporation, Roanoke, VA - NBCDC owns 28% of this inactive entity.

     Savannah Community Development Corporation dba Savannah Regional Small Business Capital Fund - NationsBank, N.A. owns 21% of this entity.

     Third Ward Neighborhood Development Association, Charlotte, NC - NCNB Community Development Association, a subsidiary of NationsBank, N.A. owns 50% of this joint venture.

          Cedar Mill, LLC, Raleigh, NC - Third Ward Neighborhood Development Association owns a 50% general partnership interest in this entity.

     Tiryns FSC, Inc., Charlotte Amalie, VI - NationsBank Overseas Corporation owns 50% of this entity.

     Tri-Tech, L.P., Baltimore, MD - NationsBank of Delaware, N.A. owns 9.1% of this entity.

     Troy Street Limited Liability Company, Alexandria, VA - NationsBank Community Development Corporation has a 39.89% interest in this entity, however, has no right of control over it.

     Unity National Bank, Houston, TX - NationsBank Corporation owns preferred nonvoting shares representing 6.09% of the total equity of this entity.


----------

1    Atlantic Equity Corporation owns 100% of this entity.

2 NationsBank Corporation and NB Holdings Corporation own 99% and 1%, respectively, of this entity.

3    Blue Ridge Investments, L.L.C. owns 33% of this entity.

4    CSF Holdings, Inc. owns 100% of this entity.

5    Citizens Financial Services, Inc. owns 100% of this entity.

6    MNC Affiliates Group, Inc. owns 100% of this entity.

7    MNC Credit Corp owns 100% of this entity.

8    Nations Credit Corporation owns 100% of this entity.

9    NationsCredit Commercial Corporation owns 100% of this entity.

10   BJCC, Inc. and JCCA, Inc. own 49% and 51%, respectively, of this entity.

11   Chepstow Holding Corporation owns 100% of this entity.

12   NationsCredit Distribution Finance, Inc. owns 100% of this entity.

13   NationsCredit Consumer Corporation owns 100% of this entity.

14 NationsCredit Financial Services Corporation of Florida owns 100% of this entity.

15   NationsCredit Home Equity Services Corporation owns 100% of this entity.

16 NationsBank Corporation owns 99.9% and NB Holdings Corporation owns .1% of this entity.

17   NationsBanc Mortgage Capital Corporation owns 100% of this entity.

18   NationsBank, N.A. (Glynn County) owns 100% of this entity.

19   NB Holdings Corporation owns 100% of this entity.

20   Barnett Bank, N.A, owns 100% of this entity.

21 Barnett Dealer Financial Services, Inc. owns 33.29% of this entity; Oxford Resources Corp. owns .07%; and the remainder is owned by a number of Centrex Capital Corp. entities.

22   Barnett Dealer Financial Services, owns 100% of this entity.

23   Barnett Mortgage Company owns 100% of this entity.

24   Oxford Resources Corp. owns 100% of this entity.

25   Centrex Capital Corp. owns 100% of this entity.

26   Oxford Resources Corp. owns 80% of this entity.

27   Linden Tree Development Corp. owns 100% of this entity.

28   Trexar Financial Corp. owns 100% of this entity.

29   USA Auto Mall, Inc. owns 100% of this entity.

30   Boatmen's Texas, Inc. owns 100% of this entity.

31 Boatmen's Texas, Inc. owns 100% of the non-voting preferred stock of this entity.

32   NationsBank, N.A. owns 100% of this entity.

33 NationsBank, N.A. owns 91.334% of this entity; the remainder is owned by Boatmen's First National Bank of Amarillo (2.239%); Boatmen's National Bank of Austin (0.155%); NationsBank of Tennessee, N.A. (5.039%); and Sunwest Bank of El Paso (1.233%).

34   BBI Merchant Processing Company, LLC owns 50% of this entity.

35   Boatmen's Foreign Investment Corporation owns 100% of this entity.

36   NationsBank, N.A. owns 61.5% of this entity.

37 NationsBank, N.A. owns up to 22.26% of this entity; definitive % depends on total number of participants.

38 Gatwick, Inc. and Heathrow, Inc. own 75% and 25%, respectively, of this entity.

39 Green Park, Inc. owns 90% of this entity. The remainder is owned by an unrelated third party.

40   Mayfair Partners owns 100% of this entity.

41 Piccadilly, Inc. owns 90% of this entity. The remainder is owned by an unrelated third party.

42   Main Place Holdings Corporation owns 100% of this entity.

43   Marco Properties, Inc. owns 100% of this entity.

44 Maryland National Community Development Corporation owns 99% of this entity.

45 Maryland National Community Development Corporation and NationsBank, N.A., each, has a 33.3% interest in this entity.

46 Maryland National Community Development Corporation owns 98.99% of this entity.

47   NationsBanc Investments, Inc. owns 100% of this entity.

48 NationsBank, N.A. and NationsBank of Texas, N.A. own 9.1% and 90.9%, respectively, of this entity.

49 NationsBank Carolinas Merchant Services, Inc. and NationsBank Florida Merchant Services, Inc. own 49% and 51%, respectively, of this entity.

50   NationsBank Merchant Services owns 20% of this entity.

51 NationsBank, N.A. and NationsBank of Texas, N.A. own 52% and 48%, respectively, of this entity.

52 NationsBank Overseas Corporation and NationsBank, N.A. own 99% and 1%, respectively, of this entity.

53   NationsBank Europe Limited owns 100% of this entity.

54   Nations Investment Management Limited owns 100% of this entity.

55   NationsBank Overseas Corporation owns 100% of this entity.

56 AF Funding (1993), Inc. holds a 1% general partnership and a 49% limited partnership interest in this entity and has 100% of the voting rights..

57   Kill Devil Hills Finance Limited Partnership owns 100% of this entity.

58   Air France/NationsBank (Grantor Trust) owns 100% of this entity.

59 AF Funding II (1993), Inc. holds a 1% general partnership and a 34% limited partnership interest in this entity and has 100% of the voting rights.

60   Kill Devil Hills II Limited Partnership owns 100% of this entity.

61   Air France/KDHF II (NGHGI)(Grantor Trust) owns 100% of this entity.

62 Cathay Pacific/NationsBank Trust I (Grantor Trust) owns 100% of this entity.

63 NationsBank Overseas Corporation and Island Funding, Inc. own 75% and 25%, respectively, of this entity.

64   NationsBank Overseas Corporation owns 99.5% of this entity.

65   Japan Airlines/NCNB 1993-1 (Grantor Trust) owns 100% of this entity.

66 NationsBank Overseas Corporation and NationsBank, N.A. own 99.33% and .67%, respectively, of this entity.

67   NCNB Lease Atlantic, Inc. owns 100% of this entity.

68   NCNB Lease Finance III owns 100% of this entity.

69   NCNB Lease Finance owns 100% of this entity.

70   NCNB Lease Finance IV owns 100% of this entity.

71   NCNB Lease Finance V owns 100% of this entity.

72   NCNB Lease Finance VI owns 100% of this entity.

73   NCNB Lease International, Inc. owns 99.9% of this entity.

74   NCNB Lease Offshore, Inc. owns 100% of this entity.

75   NCNB Lease Finance II owns 100% of this entity.

76   NationsBank Overseas Corporation owns 50% of this entity.

77   NationsBank Overseas Corporation owns 98% of this entity.

78 TransPacific Funding (1993), Inc. holds a 1% general partnership and a 65% limited partnership interest in this entity and has 100% of the voting rights.

79   TransPacific Finance Limited Partnership owns 100% of this entity.

80   ANA II (Grantor Trust) owns 100% of this entity.

81   NB Partner Corp. owns 50% of this entity.

82   NationsBank, N.A. is the sole member of this non-profit corporation.

83   Washington View, Inc. owns 69% of this entity.

84   NationsBank of Tennessee, N.A. owns 100% of this entity.

85   NationsBank Texas Bancorporation, Inc. owns 100% of this entity.

86   NationsBank of Texas, N.A. owns 100% of this entity.

87   Superior Federal Bank, FSB owns 100% of this entity.

88   SFS Corporation owns 100% of this entity.

89   Boatmen's Trust Company owns 100% of this entity.

90   Boatmen's Trust Company owns 99% of this entity.

91   C&S Premises, Inc. owns 100% of this entity.

92   EquiCredit Corporation owns 100% of this entity.

93   EquiCredit Corporation of American owns 100% of this entity.

94   California/EquiCredit Corporation owns 100% of this entity.

95 NationsBanc Leasing & R.E. Corporation and NationsBanc Leasing and Finance Corporation own 99% and 1%, respectively, of this entity.

96   Sunwest Texas, Inc. owns 100% of this entity.

97   NB Holdings Corporation owns 70% of this entity.

98   Worthen Development Corporation owns 100% of this entity.

99   Worthen Financial Corporation owns 100% of this entity.

100 NationsBank, N.A. and NationsBank of Texas, N.A. own, respectively, 61.9% and 38.1% of this entity.

101 NationsBank Community Development Corporation ("NBCDC")has a 95.4% voting general partnership interest in this entity.

102  NBCDC owns 100% of this entity.

103 NBCDC and NCNB Community Development Corporation have 99% and 1% interests, respectively, in this entity.

104  Eban Incorporated has a 50% interest as general partner in this entity.

105 Tabono Partnership II, Ltd. has a 99% interest as general partner in this entity.

106  Eban Incorporated owns 5% of this entity, however, has control over it.

107 Tabono Joint Venture has a 1% interest as general partner and controls this entity; Nations Housing Fund II Limited Partnership has a 12.9% limited partnership interest.

108  NBCDC has a 94.89% interest in this entity.

109  NBCDC owns 70% of this entity.

110  NBCDC owns 80% of this entity.

111 NBCDC and Sherwood Terrace Apartments, Inc. own 99% and 1%, respectively, of this entity.

112  NBCDC has a 50.26% interest in this entity.

113  NBCDC owns 99% of this entity.

114  NBCDC owns 98% of this entity.

115  NBCDC owns 15% of this entity.

116 NationsBank Corporation and NB Holdings Corporation own 99% and 1%, respectively, of this entity.

117  NationsBank do Brasil, Ltda owns 99% of this entity.

118 NationsBank, N.A. and NationsBank of Texas, N.A. own, respectively, 75% and 25% of the voting stock of this entity.

119 NationsBank Housing Fund Investment Corporation has a 99% nonvoting limited partnership interest in this entity.

120 Nations Housing Fund Limited Partnership ("NHF") has a 51% limited partnership interest in this entity.

121  NHF has a 99% limited partnership interest in this entity.

122  NHF has an 88% limited partnership interest in this entity.

123  NHF has a 67.5% limited partnership interest in this entity.

124  NHF has a 50.49% limited partnership interest in this entity.

125 San Antonio Master Limited Partnership has a 99% limited partnership interest in this entity.

126  NHF has a 75.85% limited partnership interest in this entity.

127  NHF has an 88.05% limited partnership interest in this entity.

128  NHF has a 98.99% limited partnership interest in this entity.

129  NHF has a 51.17% limited partnership interest in this entity.

130  NHF has a 32.51% limited partnership interest in this entity.

131  NHF has a 39.6% limited partnership interest in this entity.

132 North Carolina Equity Fund ("NCEF") has a 99% limited partnership interest in this entity.

133  NCEF has a 98% limited partnership interest in this entity.

134 Nations Housing Fund II Limited Partnership ("NHFII") has a 99% limited partnership interest in this entity.

135 South Charles Investment Corporation has an 88% limited partnership interest and SCI Holdings Corporation has a 2% general partnership interest in this entity.

136  South Charles Investment Corporation owns 100% of this entity.

137  SunStar Acceptance Corporation owns 100% of this entity.

138  TriStar Communications, Inc. owns 100% of this entity.